Exhibit 32.2

OFFICER'S CERTIFICATION
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C 1350)

The undersigned A. Bradley Gabbard, the Principal Financial and Accounting Officer of Recovery Energy, Inc., (the "Corporation"), in connection with the Corporation's Annual Report on Form 10-K/A for the period ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), does hereby represent, warrant and certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that, to the best of his knowledge:

1.	The Report is in full compliance with reporting requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Corporation.

By: /s/ A. Bradley Gabbard
A. Bradley Gabbard
Principal Financial and Accounting Officer

August 12, 2011